                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

 [X]     Preliminary proxy statement.                [ ]      Confidential, for use of the Commissioner
 [ ]     Definitive proxy statement.                          only (as permitted by Rule 14a-6(e)(2).
 [ ]     Definitive additional materials.
 [ ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

--------------------------------------------------------------------------------

              AEGON/TRANSAMERICA SERIES FUND, INC. (Janus Global)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

        ----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies: N/A

                  (2) Aggregate number of securities to which transaction applies: N/A

                  (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

                  (4)      Proposed maximum aggregate value of transaction: N/A

                  (5)      Total fee paid: $0

         [ ]      Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid: N/A

                  (2)      Form, Schedule or Registration Statement No.: N/A

                  (3)      Filing Party: N/A

                  (4)      Date Filed: N/A

                                  JANUS GLOBAL

                                   A SERIES OF
                      AEGON/TRANSAMERICA SERIES FUND, INC.
                              570 CARILLON PARKWAY
                       ST. PETERSBURG, FLORIDA, 33716-1294
                                 1-800-851-9777

                                   -----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held on April 27, 2004

                                   -----------


Notice is hereby given that AEGON/Transamerica Series Fund, Inc. ("ATSF") will hold a special meeting of shareholders of Janus Global (the "Fund") on April 27, 2004, at ATSF's offices, 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, at 12:00 p.m. local time, as adjourned from time to time (the "Special Meeting") for the purposes listed below:

         1. To approve new sub-advisory agreements between AEGON/Transamerica Fund Advisers, Inc., and Great Companies, L.L.C. and Templeton Investment Counsel, LLC on behalf of the Fund.

         2. To transact such other business as may properly come before the Special Meeting.

After careful consideration, Board of Directors of ATSF (the "Board") unanimously approved the new sub-advisory agreements and recommends that shareholders vote "FOR" Proposal 1.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board has fixed the close of business on February 20, 2004 as the record date for determining Policyowners entitled to notice of, and to provide instructions at, the Special Meeting. EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE THE ENCLOSED VOTING INSTRUCTION FORM, AND RETURN IT IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

By Order of the Board,

John K. Carter, Esq.
Secretary

YOUR INSTRUCTIONS ARE VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF UNITS YOU HOLD. POLICYOWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT VOTING INSTRUCTION FORM BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO PROVIDE INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY FOLLOWING THE ENCLOSED DIRECTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION FORM UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                                  JANUS GLOBAL

                                   A SERIES OF
                      AEGON/TRANSAMERICA SERIES FUND, INC.
                              570 CARILLON PARKWAY
                       ST. PETERSBURG, FLORIDA, 33716-1294
                                 1-888-851-9777

                                   -----------

                                 PROXY STATEMENT

                                   -----------

                         SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 27, 2004

This proxy statement and enclosed voting instruction forms are being furnished in connection with the solicitation of voting instructions by the Board of Directors (the "Board" or "Directors") of AEGON/Transamerica Series Fund, Inc. ("ATSF") for use at a special meeting of shareholders of Janus Global (the "Fund"), on April 27, 2004, at ATSF's offices, 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, at 12:00 p.m., eastern time, as adjourned from time to time (the "Special Meeting"). The Board is soliciting voting instruction form from shareholders of the Fund with respect to the proposals set forth in the accompanying notice. It is anticipated that proxies and proxy statements will first be mailed to shareholders on or about March 17, 2004.

POLICYOWNERS REPORTS

Policyowners can find important information about the Fund in the ATSF's annual report dated December 31, 2003, which is provided by the respective insurance company from which you have purchased your policy or contract. If you have not received this report or would like to receive an additional copy, please contact ATSF by writing at P.O. Box 9015, Clearwater, Florida 33758-9015, or by calling the telephone number above. A copy of the report will be provided free of charge.

                                  INTRODUCTION

AEGON/Transamerica Fund Advisers, Inc ("ATFA"), as investment adviser to the Fund, has traditionally retained a sub-adviser to provide portfolio management services to the Fund. Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206, has served as such pursuant to an investment sub-advisory agreement between ATFA and Janus dated April 3, 2002 (the "Current Sub-Advisory Agreement"), which was last approved by the Board, including a majority of the Directors who are not "interested persons" (for regulatory purposes) of ATSF or any party to the Fund's investment advisory or sub-advisory agreements ("Independent Directors"), at a meeting held on December 3, 2002.

At a meeting of the Board held on December 2, 2003, the Directors determined that the best interests of Fund shareholders would be served with the services of a different investment sub-adviser. After careful consideration, upon recommendation of ATFA and the management of ATSF, the Directors, including a majority of the Independent Directors, approved, subject to shareholder approval, the selection of Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton") to serve as co-sub-advisers to the Fund.

In addition, if Fund Policyowners provide instructions to approve the proposed sub-advisory agreements between ATFA, Templeton and Great Companies (the "New Sub-Advisory Agreements"), forms of which are attached as Exhibits A and B, it is anticipated that the Fund will be restructured in connection with Templeton and Great Companies' service as the Fund's sub-advisers. Such restructuring will include, without limitation: a change of the Fund's name from "Janus Global" to "Templeton Great Companies Global."

Approval of a change of the Fund's name does not require shareholder approval. However, the restructuring is contingent upon the appointment of Templeton and Great Companies as sub-advisers to the Fund. Consequently, the Board recommends that you provide instructions to approve the New Sub-Advisory Agreements.

                   POLICYOWNERS RIGHT TO INSTRUCT SHAREHOLDERS

Shares of the Fund are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner" or collectively "Policyowners") of variable annuity contracts and variable life insurance policies. As such, Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transamerica"), Peoples Benefit Life Insurance Company ("Peoples"), Transamerica Financial Life Insurance Company ("TFLIC") and Transamerica Life Insurance and Annuity Company ("Transamerica Life & Annuity"), (collectively, the "Insurance Companies") are the only shareholders of the investment options of ATSF. The Insurance Companies own all of the shares of Acquired Fund with the amount of shares being owned by each entity being 5% or more. ATSF has agreed to solicit voting instructions from the Policyowners, upon which instructions, the respective shareholders will vote the shares of Acquired Fund at the Special Meeting on April 27, 2004, and any adjournment(s) thereof. ATSF will mail a copy of this Proxy Statement/Prospectus to each Policyowner of record as of February 20, 2004. The number of shares in Acquired Fund for which a Policyowner may give instructions is determined to equal the number of units based on cash value for that Fund in the Policyowner's respective policy. Fractional shares will be counted.

Based upon this "cash value" attributable to Acquired Fund as of February 20, 2004, Policyowners are entitled to an aggregate of votes with respect to Acquired Fund as follows:

              UNITS ELIGIBLE TO PROVIDE INSTRUCTIONS: _____________

As of February 20, 2004, the Officers and Directors of ATSF, as a group, beneficially owned less than 1% of the outstanding shares of Acquired Fund.

                                   PROPOSAL I
                                 APPROVAL OF NEW
                             SUB-ADVISORY AGREEMENTS

THE FUND'S CURRENT INVESTMENT MANAGEMENT ARRANGEMENTS

INVESTMENT ADVISORY AGREEMENT. ATFA serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") dated as of January 1, 1997, as amended. The Advisory Agreement was initially approved by the Board for a term of two years and is approved annually thereafter in accordance with the terms of the 1940 Act. The Advisory Agreement was last approved by the Directors of the Fund, including a majority of the Independent Directors, on September 9, 2003, and was last approved by shareholders on
(DATE). The name, address and principal occupation of the principal executive officer and each director of ATFA are set forth in Exhibit B.

ATFA is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA is directly owned by Western Reserve Life Assurance Co. of Ohio (78%) and AUSA Holding Company (22%) ("AUSA"), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company. whose primary emphasis is life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON, N.V., a Netherlands corporation, which is a publicly traded international insurance group.

Pursuant to the Advisory Agreement for the Fund, ATFA is subject to the supervision of the Directors and, in conformity with the stated policies of ATSF, manages both the investment operations of the Fund and the composition of the ATSF funds, including the purchase, retention and disposition of portfolio securities. The Investment Adviser is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of ATSF and each fund thereof, including the Fund. The Investment Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreement. For its services, ATFA is compensated by the Fund at the rate of 0.80% of the Fund's average daily net assets. During the Fund's most recently completed fiscal year ended December 31, 2003, ATFA received a total of $4,886,501.43 for service as its investment adviser.

Upon approval of the New Sub-Advisory Agreement, the Advisory Agreement will be amended to reduce the investment advisory fee payable to ATFA under the Advisory Agreement, which eventually may result in a reduction of advisory fees paid by the Fund. After the Advisory Agreement is amended, ATFA will receive 0.75% of the first $500 million of the fund's average daily net assets; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% of assets over $1.5 billion. The amount of investment management fees paid to ATFA had the new advisory fee arrangements been in place during the Fund's most recently completed fiscal year would have been $4,553,391.89

Under the Advisory Agreement, ATFA reviews the performance of all sub-advisers, and makes recommendations to the Directors with respect to the retention of sub-advisers and renewal of sub-advisory agreements. In connection therewith, ATFA is obligated to keep certain books and records of ATSF. ATFA also administers the business affairs of ATSF and, in connection therewith, furnishes ATSF with office facilities and certain ordinary clerical and bookkeeping services. The management services of ATFA for ATSF are not exclusive under the terms of the Advisory Agreement, and ATFA is free to, and does, render management services to others.

In connection with its management of the business affairs of ATSF, ATFA bears:
(a) all expenses incurred by ATFA or by ATSF in connection with managing the ordinary course of ATSF business, other than those assumed by ATSF; and (b) the fees payable to a sub-adviser pursuant to the sub-advisory agreement between ATFA and a sub-adviser.

The Advisory Agreement provides that ATFA will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement continues in effect for a period of no more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act of 1940 ("1940 Act"). The Advisory Agreement also provides that it will terminate automatically if assigned and may be terminated without penalty by the Directors of ATSF, by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by ATFA, upon 60 days' written notice to ATSF.

Apart from the reduced level of compensation payable by the Fund to ATFA under the Advisory Agreement, the terms of the Advisory Agreement, and the services to be provided to the Fund thereunder, will remain unchanged if the New Sub-Advisory Agreements are approved.

THE FUND'S PROPOSED SUB-ADVISORY ARRANGEMENTS

THE NEW INVESTMENT SUB-ADVISERS. Templeton, with its principal office located at 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, and Great Companies, with its principal place of business at 635 Court Street, Suite 100, Clearwater, Florida 33756, are investment advisers registered as such with the U.S. Securities and Exchange Commission. The name, address and principal occupation of the principal executive officers and each director of Templeton and Great Companies are set forth in Exhibit B.

THE NEW SUB-ADVISORY AGREEMENTS. The following summary of each of the proposed Sub-Advisory Agreements is qualified in its entirety by reference to the copy of the New Sub-Advisory Agreements, forms of which is attached as Exhibits A and B.

The terms of the New Sub-Advisory Agreements are substantially similar to those of the Current Sub-Advisory Agreement, except for the parties to the agreement, the effective date and the level of compensation payable by ATFA to Templeton and Great Companies. The New Sub-Advisory Agreements provide that, subject to ATFA's and the Board's supervision, Templeton and Great Companies are responsible for managing the investment operations of the Fund and for making investment decisions and placing orders to purchase and sell securities for the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, Templeton and Great Companies will also provide ATFA with all books and records relating to the transactions it executes and renders to the Directors such periodic and special reports as the Board may reasonably request.

Each Sub-Advisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund, and a majority of the Directors who are not parties to the New Sub-Advisory Agreement or "interested persons" (for regulatory purposes) of any party to the New Sub-Advisory Agreement by votes cast in person at a meeting called for that purpose. However, the New Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; each Sub-Advisory Agreement will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Fund's management agreement with ATFA; and each New Sub-Advisory Agreement may be terminated at any time by Templeton and Great Companies or ATFA on 60 days' written notice to the other party to each New Sub-Advisory Agreement. Each New Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Templeton and Great Companies will not be liable for any act or omission in connection with its activities as sub-adviser to the Fund.

COMPARISON OF FEES. Under the Current Sub-Advisory Agreement, the sub-advisory fee payable by ATFA to Janus is: 50% of the fees received by the investment adviser for services rendered under the advisory agreement. Under each proposed Sub-Advisory Agreement between ATFA, and Templeton and Great Companies, the sub-advisory fee is 0.31% of the first $500 million of the fund's average daily net assets; 0.725% of assets over $500 million up to $1.5 billion; and 0.28% of assets over $1.5 billion. Of that sub-advisory fee, Great Companies and Templeton are compensated for the respective portion of assets that it manages; Templeton receive 0.40% for the first $500 million of assets, while Great companies receives 0.40% for the difference between the amount of assets managed by Templeton up to $500 million; with each sub-adviser receiving 0.375% of assets over $500 million up to $1.5 billion; and 0.35% over $1.5 billion of the portion of assets that it manages.

In addition, the following fee waiver is currently in place:

         Not withstanding anything in the Sub-Advisory Agreement to the contrary, Janus hereby waives the compensation due it under the Sub-Advisory Agreements ("Waivers") to the extent necessary to reduce its effective monthly sub-advisory fees for the Janus Growth and Janus Global portfolios by the following percentages based on the combined average daily net assets of the Portfolios.

         Combined Asset Levels                             Percentage Fee Waiver
         ---------------------                             ---------------------
         Assets between $1.5 billion and $3.0 billion      5% Fee Reduction
         Assets between $3.0 billion and $5.0 billion      7.5% Fee Reduction
         Assets above $5 billion                           10.0% Fee Reduction

The calculation of the effective fee will be as follows:

                            Total Sub-Advisory Fee
                            ------------------------   = Effective Fee
                            Average Daily Balance
                            ------------------------

The Discount Calculation is:

         Effective Fee x $1.5 billion x 5% +
         Effective Fee x $3 billion x 7.5%
         Effective Fee x Current Average Daily Balance - $5 billion x 10%
         -----------------------------------------------------------------
         = Total Fee Discount to be applied to Original Sub-Advisory Fee


During the Fund's most recently completed fiscal year ended December 31, 2003, Janus received an aggregate annual total of $2,439,755.14 from ATFA for services rendered to the Fund.



The aggregate amount of sub-advisory fees paid by ATFA had the New Sub-Advisory Agreements been in place during the Fund's most recently completed fiscal year would have been $1,854,734.86.

The Fund did not pay any affiliated brokerage fees for the fiscal year ended December 31, 2003.

NEW FUND INVESTMENT OBJECTIVES AND STRATEGIEs. If the proposed Sub-Advisory Agreements are approved, the name of the Fund will be changed to Templeton Great Companies Global, and the following objective and investment strategies will be those of the Fund:

OBJECTIVE:  The Fund's objective is to seek long-term growth of capital.

The Fund's assets are split and allocated to two sub-advisers, Great Companies and Templeton. Great Companies manages a portion of the Fund's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the Fund's assets composed of non-U.S. securities (called the "international portfolio"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the Fund are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the Fund's domestic securities, seeks to achieve the Fund's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the Fund's domestic portfolio.

Companies identified by Great Companies for inclusion in the Fund's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the Fund's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the Fund will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the Fund's international securities, seeks to achieve the Fund's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the Fund's investments, "foreign securities" means those securities issued by companies that:

         - have its principal securities trading markets outside the U.S.; or

         - derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

         -        have a significant portion of their assets outside the U.S.;
                  or

         -        are linked to non-U.S. dollar currencies; or

         - are organized under the laws of, or with principal offices in, another country

The Fund's definition of "foreign securities" may differ from the definition of the same or similar term as used in other mutual Fund prospectuses. As a result, the Fund may hold foreign securities that other Funds may classify differently.

The Fund may invest a portion of its assets in smaller companies. The Fund considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

TEMPORARY DEFENSIVE POSITION

The Fund may also take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or when other adverse conditions exist (which is inconsistent with the Fund's principal investment strategies). Under these circumstances, the Fund may be unable to achieve its investment objective.

Templeton and Great Companies provide investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Exhibit C sets forth certain information regarding each registered investment company advised or sub-advised by Templeton and Great Companies with an investment objective similar to that contemplated for the Fund.

                             EVALUATION BY THE BOARD

At an in-person meeting of the Board held on December 2, 2003, at which a majority of the Directors were in attendance, including a majority of the Independent Directors, the Board considered and approved the New Sub-Advisory Agreements. In considering the approval of the proposed New Sub-Advisory Agreements, the Directors considered whether the approval of the New Sub-Advisory Agreements were in the best interests of the Fund and its Policyowners. The Directors, including the Independent Directors, unanimously authorized the submission of the New Sub-Advisory Agreements to Fund Policyowners for approval.

In determining whether it was appropriate to approve the New Sub-Advisory Agreements and recommend approval by shareholders, the Directors reviewed materials furnished by ATFA, and Templeton and Great Companies. ATFA explained to the Directors the research, review and selection process that it employed to identify Templeton and Great Companies as the best potential candidates as new co-sub-advisers to the Fund, which included the review of Templeton's and Great Companies' due diligence materials by ATFA. ATFA explained the reasons why it selected Templeton and Great Companies and why it recommended that the Directors approve Templeton and Great Companies as the Fund's new co-sub-advisers. The Board also requested information that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by legal counsel with respect to its deliberations.

The Directors approved the New Sub-Advisory Agreements and recommended shareholder approval on the basis of the following considerations, among others:
1) the proposed fees, which the Directors determined were fair and reasonable in light of the services expected to be provided, comparable to fees paid by similar mutual Funds, and lower than sub-advisory fees currently payable under the Current Sub-Advisory Agreement; 2) the anticipated costs of the services; 3) the estimated profitability of Templeton and Great Companies' relationships with ATSF; 4) the nature, quality and extent of the sub-advisory services expected to be provided by Templeton and Great Companies in light of their reputation, expertise and resources, and the historical performance of accounts advised by it; 5) Templeton and Great Companies' representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with significant portfolio management experience, Templeton and Great Companies' entrepreneurial commitment to the management and success of the Fund, the overall high quality of Templeton and Great Companies' personnel, operations, financial condition, investment management capabilities, and investment methodologies; and 6) the terms of each New Sub-Advisory Agreement are comparable to those of the Current Sub-Advisory Agreement.

In reaching its decision to approve the New Sub-Advisory Agreements and recommend approval by shareholders, the Board did not identify any single factor as being of paramount importance. Based upon its review, the Board determined that the proposed New Sub-Advisory Agreements are in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Board unanimously approved the New Sub-Advisory Agreements and recommended its approval by Fund shareholders.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT POLICYOWNERS PROVIDE INSTRUCTIONS TO VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS AS PROVIDED UNDER THIS PROPOSAL. UNMARKED INSTRUCTIONS WILL BE SO VOTED.

                                 OTHER BUSINESS

The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

While ATFA has agreed to reduce the management fee payable to it by the Fund if the New Sub-Advisory Agreements are approved and Templeton and Great Companies become co-sub-advisers to the Fund, ATFA may be deemed to have a material interest in approval of Proposal I. If shareholders approve the proposal, ATFA will be relieved of its obligation to pay sub-advisory fees payable to Janus (which fees are higher than the sub-advisory fees payable to Templeton and Great Companies); and Great Companies, an affiliate of ATFA, will receive a portion of the sub-advisory fees instead of Janus.

ATFA, the Fund's investment adviser, and AEGON/Transamerica Fund Services, Inc., its administrator, are located at 570 Carillon Parkway, St. Petersburg, Florida 33716. The principal underwriter/distributor, AFSG Securities Corporation, is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0002.

                               VOTING INFORMATION

SOLICITATION OF VOTING INSTRUCTIONS. Voting instructions are being solicited at the request of the Board of Directors of ATSF. Solicitation of voting instructions is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about March 17, 2004. ATSF has retained ALAMO Direct ("ALAMO"), a professional proxy solicitation, mailing and tabulation firm, to assist with this solicitation. The costs for the proxy services of ALAMO are estimated to be approximately $112,744.00, plus applicable postage. The costs of the Special Meeting, including the preparation and mailing of the notice, Proxy Statement and voting instruction form will be borne by ATFA.

If a Policyowner wishes to participate in the Special Meeting, but does not wish to give instructions by telephone, the Policyowner may still submit the voting instruction form originally sent with the Proxy, attend in person, vote via the Internet or by facsimile. Should a Policyowner require additional information regarding the voting instruction form or require replacement of the voting instruction form, they may contact Customer Service at the number listed in the Policy they have purchased.

A Policyowner may revoke the accompanying voting instruction form at any time prior to the Special Meeting by filing with ATSF a written revocation or executed voting instruction form bearing a later date. In addition, any Policyowner that attends the Special Meeting in person may provide instructions at the Special Meeting, thereby canceling any instructions previously given. However, attendance at the Special Meeting, by itself, will not revote previous instructions.

REQUIRED VOTE. Approval of Proposal 1, the New Sub-Advisory Agreements, requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Proposal.

SHAREHOLDER PROPOSALS. As a general matter, ATSF does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the secretary of the Fund, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                       By Order of the Board of Directors,


                                       John K. Carter, Esq., Secretary
                                       AEGON/Transamerica Series Fund, Inc.
                                       St. Petersburg, Florida


Exhibit A - Sub-Advisory Agreement with Templeton Investment Counseling LLC Exhibit B - Sub-Advisory Agreement with Great Companies LLC
Exhibit C - Directors and Principal Officer of ATFA, Templeton and Great
             Companies
Exhibit D - Similar Funds

                                    EXHIBIT A
                                     FORM OF
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                       AND
                        TEMPLETON INVESTMENT COUNSEL, LLC

         SUB-ADVISORY AGREEMENT, made as of the 1st day of May 2004, between AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Templeton Investment Counsel, LLC ("Sub-Adviser"), a Delaware limited liability company.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997, as amended ("Advisory Agreement") with AEGON/Transamerica Series Fund, Inc. ("ATSF"), a Maryland corporation which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and

         WHEREAS, ATSF is authorized to issue shares of Templeton Great Companies Global (the "Portfolio"), a separate series of ATSF;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services (in connection with non-U.S. securities) to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the ATSF Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the non U.S. investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the ATSF Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or ATSF by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

                  (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

                  (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                           B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

                  (1) furnish continuous investment information, advice and recommendations to ATSF as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

                  (2) cause its officers to attend meetings, either in person or via teleconference, of ATSF and furnish oral or written reports, as ATSF may reasonably require, in order to keep ATSF and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

                  (3) furnish such statistical and analytical information and reports as may reasonably be required by ATSF from time to time.

                  C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the ATSF Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

                  D. Custody. Sub-Adviser shall have no responsibility with respect to maintaining custody of the Portfolio's assets. Sub-Adviser shall affirm security transactions with central depositories and advise the custodian of the Portfolio ("Custodian") or such depositories or agents as may be designated by Custodian and Investment Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. Sub-Adviser shall from time to time provide Custodian and Investment Adviser with evidence of authority of its personnel who are authorized to give instructions to Custodian. The Portfolio shall instruct the Custodian to provide the Sub-Adviser with such information as the Sub-Adviser may reasonably request relating to daily cash levels held by the Portfolio.

                  E. Proxy Voting. Unless Investment Adviser advises Sub-Adviser in writing that the right to vote proxies has been expressly reserved to Investment Adviser or the Portfolio or otherwise delegated to another party, Sub-Adviser shall exercise voting rights incident to such securities under Sub-Adviser's supervision held in the Portfolio without consultation with Investment Adviser or Portfolio, provided that Sub-Adviser will follow any written instructions received from Investment Adviser or Portfolio with respect to voting as to particular issues. Sub-Adviser shall further respond to all corporate action matters incident to such securities held in the Portfolio including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. Should Sub-Adviser undertake litigation against an issuer on behalf of accounts which it manages that are shareholders of such issuer, Portfolio agrees, that in the event the Portfolio is also a shareholder of such issuer, to pay its proportionate share of any applicable legal fees associated with the action or to forfeit any claim to any assets Sub-Adviser may recover and, in such case, agrees to hold Sub-Adviser harmless for excluding the Portfolio from such action. In the case of class action suits involving issuers held by the Portfolio, Sub-Adviser may include information about the Portfolio for purposes of participating in any settlements.

         3.       COMPENSATION.

         For the services provided by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment management fee as specified in Schedule A of this Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       EXPENSES.

         During the term of this Agreement, Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically borne by the Portfolio or assumed by the Investment Adviser pursuant to the Advisory Agreement. The Portfolio and the Investment Adviser shall bear their own expenses, including but not limited to those expenses allocated to the Portfolio or the Investment Adviser in the Advisory Agreement, all proxy voting expenses and brokers' and underwriting commissions chargeable to the Portfolio in connection with the securities transactions to which the Portfolio is a party.

         5.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The ATSF Articles of Incorporation, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles");

                  (2) The By-Laws of ATSF as in effect on the date hereof and as amended from time to time ("By-Laws");

                  (3) Certified resolutions of the Board of ATSF authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4) The ATSF Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

                  (5) The ATSF Prospectus (as defined above); and

                  (6) A certified copy of any publicly available financial statement or report prepared for ATSF by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

         Notwithstanding the above, the Sub-Adviser shall not be responsible for performing in accordance with any of the above-mentioned documents and notices unless Sub-Adviser has received such document or notice.

                  C. The Sub-Adviser hereby gives the Portfolio, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name "Templeton" (hereinafter referred to as the "Mark") in the United States as part of the name of the Portfolio, provided such name is approved by Sub-Adviser in writing. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. Neither the Portfolio nor the Investment Adviser shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, the Portfolio will immediately terminate all use of the Mark and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark. The Portfolio agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto.

                  D. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales documentation, promotional, marketing, advertising and other written, printed or electronic material or performance information or data prepared for distribution to shareholders of the Portfolio or the public, which include the Mark or refer to the Portfolio, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof. Investment Adviser shall not use any such materials which include the Mark without the Sub-Adviser's prior written approval; and Investment Adviser shall not use any such materials which do not include the Mark if the Sub-Adviser reasonably objects in writing within fifteen (15) business days (or such other time as may be mutually agreed upon) after Sub-Adviser's receipt thereof.

         6.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Portfolio, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

                  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

         7.       OWNERSHIP OF RECORDS.

         Sub-Adviser shall maintain all books and records required to be maintained by Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Portfolio. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-Adviser hereby agrees (i) to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act any records that it maintains for the Portfolio that are required to be maintained by Rule 31a-1 under the 1940 Act, and (ii) to provide the Portfolio with access to or copies of any records that it maintains for the Portfolio upon reasonable request by the Portfolio.

         8.       REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         9.       SERVICES TO OTHER CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of ATSF, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. Nothing in this Agreement shall impose upon Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Portfolio, any securities which the Sub-Adviser, or its officers, directors, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client. Sub-Adviser may give advice and take action with respect to any of its other accounts or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Portfolio.

         10.      SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

         The Sub-Adviser may (at its cost except as contemplated by Section 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

         11. LIABILITY OF SUB-ADVISER. Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Portfolio or any shareholder of the Portfolio for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

         12.      REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and ATSF with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and ATSF with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         13.      TERM OF AGREEMENT.

          This Agreement shall become effective as of the date of its execution and continue in effect for two years from its effective date, and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the ATSF Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the ATSF Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party. This Agreement may be terminated at any time, without payment of any penalty, by (i) ATSF, or by a vote of the majority of the entire ATSF Board of Directors, or per the terms of an exemptive order - Release No. 23379 - under
Section 6(c) of the Act from Section 15(a) and Rule 18f-2 under the Act, on at least 60 days' written notice to the Sub-adviser or (ii) by the Sub-Adviser on 60 days' written notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940
Act).


         14.      NOTICES.

         Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

         If to ATSF:

                  AEGON/Transamerica Series Fund, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Investment Adviser:

                  AEGON/Transamerica Fund Advisers, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Sub-Adviser:

                  Templeton Investment Counsel, LLC
                  One Franklin Parkway
                  San Mateo, CA  94403-1906
                  Attn:  General Counsel
                  Telephone: (650) 525-7331
                  Fax: (650) 312-2221

         15.      TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under Section 6(c) of the 1940 Act from Section 15(a) and Rule 18f-2 under the 1940 Act, on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. In addition, the Sub-Adviser may terminate this Agreement at any time, or preclude its renewal, without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         16.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         17.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto (except for the letter agreement relating to the re-balancing of the Portfolio's assets and cash flows) and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require ATSF to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of ATSF.

                  E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" (unless otherwise defined herein) shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST:                              AEGON/TRANSAMERICA FUND ADVISERS, INC.

By:                                        By:
    ---------------------------                 -------------------------------
Name:                                      Name:
Title:                                     Title:


ATTEST                               TEMPLETON INVESTMENT COUNSEL, LLC

                                           By
-------------------------------               ---------------------------------
Name:                                      Name:
Title:                                     Title:

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A


                  PORTFOLIO                         SUB-ADVISER COMPENSATION                  TERMINATION DATE
----------------------------------------------- ---------------------------------- -------------------------------

       TEMPLETON GREAT COMPANIES GLOBAL              0.31% of the first $500                   April 30, 2006
                                                  million of the fund's average
                                                   daily net assets; 0.275% of
                                                 assets over $500 million up to
                                                   $1.5 billion; and 0.28% of
                                                   assets over $1.5 billion.*
----------------------------------------------- ---------------------------------- -------------------------------

* Templeton receives a portion of the sub-advisory fee based on the amount of assets that it manages; it receives 0.40% of the fee for the first $500 million of the fund's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages in those breakpoint ranges).

                                    EXHIBIT B
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                       AND
                             GREAT COMPANIES, L.L.C.

       SUB-ADVISORY AGREEMENT, made as of the 1st day of May 2004, between AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Great Companies, L.L.C. ("Sub-Adviser"), an Iowa limited liability company.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997, as amended ("Advisory Agreement") with AEGON/Transamerica Series Fund, Inc. ("ATSF"), a Maryland corporation which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and

         WHEREAS, ATSF is authorized to issue shares of Templeton Great Companies Global (the "Portfolio"), a separate series of ATSF;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services (in connection with non-U.S. securities) to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the ATSF Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the U.S. investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the ATSF Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or ATSF by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

                  (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

                  (3) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                           B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

                  (1) furnish continuous investment information, advice and recommendations to ATSF as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

                  (2) cause its officers to attend meetings, either in person or via teleconference, of ATSF and furnish oral or written reports, as ATSF may reasonably require, in order to keep ATSF and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

                  (3) furnish such statistical and analytical information and reports as may reasonably be required by ATSF from time to time.

                  C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the ATSF Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

                  D. Custody. Sub-Adviser shall have no responsibility with respect to maintaining custody of the Portfolio's assets. Sub-Adviser shall affirm security transactions with central depositories and advise the custodian of the Portfolio ("Custodian") or such depositories or agents as may be designated by Custodian and Investment Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. Sub-Adviser shall from time to time provide Custodian and Investment Adviser with evidence of authority of its personnel who are authorized to give instructions to Custodian. The Portfolio shall instruct the Custodian to provide the Sub-Adviser with such information as the Sub-Adviser may reasonably request relating to daily cash levels held by the Portfolio.

                  E. Proxy Voting. Unless Investment Adviser advises Sub-Adviser in writing that the right to vote proxies has been expressly reserved to Investment Adviser or the Portfolio or otherwise delegated to another party, Sub-Adviser shall exercise voting rights incident to such securities under Sub-Adviser's supervision held in the Portfolio without consultation with Investment Adviser or Portfolio, provided that Sub-Adviser will follow any written instructions received from Investment Adviser or Portfolio with respect to voting as to particular issues. Sub-Adviser shall further respond to all corporate action matters incident to such securities held in the Portfolio including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. Should Sub-Adviser undertake litigation against an issuer on behalf of accounts which it manages that are shareholders of such issuer, Portfolio agrees, that in the event the Portfolio is also a shareholder of such issuer, to pay its proportionate share of any applicable legal fees associated with the action or to forfeit any claim to any assets Sub-Adviser may recover and, in such case, agrees to hold Sub-Adviser harmless for excluding the Portfolio from such action. In the case of class action suits involving issuers held by the Portfolio, Sub-Adviser may include information about the Portfolio for purposes of participating in any settlements.

         3.       COMPENSATION.

         For the services provided by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly an investment management fee as specified in Schedule A of this Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       EXPENSES.

         During the term of this Agreement, Sub-Adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically borne by the Portfolio or assumed by the Investment Adviser pursuant to the Advisory Agreement. The Portfolio and the Investment Adviser shall bear their own expenses, including but not limited to those expenses allocated to the Portfolio or the Investment Adviser in the Advisory Agreement, all proxy voting expenses and brokers' and underwriting commissions chargeable to the Portfolio in connection with the securities transactions to which the Portfolio is a party.

         5.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The ATSF Articles of Incorporation, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles");

                  (2) The By-Laws of ATSF as in effect on the date hereof and as amended from time to time ("By-Laws");

                  (3) Certified resolutions of the Board of ATSF authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4) The ATSF Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission

                  ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

                  (5) The ATSF Prospectus (as defined above); and

                  (6) A certified copy of any publicly available financial statement or report prepared for ATSF by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

         Notwithstanding the above, the Sub-Adviser shall not be responsible for performing in accordance with any of the above-mentioned documents and notices unless Sub-Adviser has received such document or notice.

                  C. The Sub-Adviser hereby gives the Portfolio, for the term of this Agreement, a royalty free, nonexclusive, nontransferable right to use the name "Templeton" (hereinafter referred to as the "Mark") in the United States as part of the name of the Portfolio, provided such name is approved by Sub-Adviser in writing. Such right does not include the right to allow third parties to use the Mark except as specifically provided in this Agreement. Neither the Portfolio nor the Investment Adviser shall retain any right to use of the Mark after the termination of this Agreement. Upon termination of this Agreement, the Portfolio will immediately terminate all use of the Mark and destroy any remaining unused sales documentation, promotional, marketing, advertising or other written printed or electronic material or performance information that contains the Mark. The Portfolio agrees to use its best efforts to ensure that the nature and quality of the services rendered in connection with the Mark shall conform to the terms of this Agreement and any amendments thereto.

                  D. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales documentation, promotional, marketing, advertising and other written, printed or electronic material or performance information or data prepared for distribution to shareholders of the Portfolio or the public, which include the Mark or refer to the Portfolio, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof. Investment Adviser shall not use any such materials which include the Mark without the Sub-Adviser's prior written approval; and Investment Adviser shall not use any such materials which do not include the Mark if the Sub-Adviser reasonably objects in writing within fifteen (15) business days (or such other time as may be mutually agreed upon) after Sub-Adviser's receipt thereof.

         6.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Portfolio, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

                  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

         7.       OWNERSHIP OF RECORDS.

         Sub-Adviser shall maintain all books and records required to be maintained by Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Portfolio. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-Adviser hereby agrees (i) to preserve for the periods prescribed by Rule 31a-3 under the 1940 Act any records that it maintains for the Portfolio that are required to be maintained by Rule 31a-1 under the 1940 Act, and (ii) to provide the Portfolio with access to or copies of any records that it maintains for the Portfolio upon reasonable request by the Portfolio.

         8.       REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         9.       SERVICES TO OTHER CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of ATSF, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. Nothing in this Agreement shall impose upon Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Portfolio, any securities which the Sub-Adviser, or its officers, directors, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client. Sub-Adviser may give advice and take action with respect to any of its other accounts or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Portfolio.

         10.      SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

         The Sub-Adviser may (at its cost except as contemplated by Section 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

         11. LIABILITY OF SUB-ADVISER. Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Adviser, the Portfolio or any shareholder of the Portfolio for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

         12.      REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
(iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and ATSF with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and ATSF with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         13.      TERM OF AGREEMENT.

          This Agreement shall become effective as of the date of its execution and continue in effect for two years from its effective date, and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the ATSF Board of Directors and
(b) by the vote, cast in person at a meeting called for the purpose, of a majority of the ATSF Directors who are not parties to this

Agreement or "interested persons" (as defined in the 1940 Act) of any such party. This Agreement may be terminated at any time, without payment of any penalty, by (i) ATSF, or by a vote of the majority of the entire ATSF Board of Directors, or per the terms of an exemptive order - Release No. 23379 - under
Section 6(c) of the Act from Section 15(a) and Rule 18f-2 under the Act, on at least 60 days' written notice to the Sub-adviser or (ii) by the Sub-Adviser on 60 days' written notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940
Act).


         14.      NOTICES.

         Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

         If to ATSF:

                  AEGON/Transamerica Series Fund, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Investment Adviser:

                  AEGON/Transamerica Fund Advisers, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Sub-Adviser:

                  Great Companies, L.L.C.
                  635 Court Street, Suite 100
                  Clearwater, Florida 33756
                  Telephone:727-953-1700 or 800-538-5111
                  Fax 727-953-1714 or 800-572-0150

         15.      TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under Section 6(c) of the 1940 Act from Section 15(a) and Rule 18f-2 under the 1940 Act, on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. In addition, the Sub-Adviser may terminate this Agreement at any time, or preclude its renewal, without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         16.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         17.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto (except for the letter agreement relating to the re-balancing of the Portfolio's assets and cash flows) and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require ATSF to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of ATSF.

                  E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" (unless otherwise defined herein) shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST:                                   AEGON/TRANSAMERICA FUND ADVISERS, INC.

By:                                             By:
    ---------------------------                      ---------------------------
Name:                                           Name:
Title:                                          Title:


ATTEST                                          Great Companies, L.L.C.


                                                By
-------------------------------                    -----------------------------
Name:                                           Name:
Title:                                          Title:

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A


           PORTFOLIO                         SUB-ADVISER COMPENSATION              TERMINATION DATE
---------------------------------------- ---------------------------------- -------------------------------
TEMPLETON GREAT COMPANIES GLOBAL              0.31% of the first $500               April 30, 2006
                                           million of the fund's average
                                            daily net assets; 0.275% of
                                           assets over $500 million up to
                                             $1.5 billion; and 0.28% of
                                             assets over $1.5 billion.*
---------------------------------------- ---------------------------------- -------------------------------

*Great Companies will receive a portion of the sub-advisory fee based on the amount of assets that it manages; it receives 0.40% of the fee for the difference between the amount of assets it manages and those that Templeton manages for the first $500 million of the fund's average daily net assets; 0.375% of the fee for assets over $500 million up to $1.5 billion; and 0.35% of the fee for assets over $1.5 billion (for the portion of assets that it manages in those breakpoint ranges).

                                    EXHIBIT C
            DIRECTORS AND PRINCIPAL OFFICER OF THE INVESTMENT ADVISER

          The business address of each director and principal officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.

--------------------------------------------------------------------------------
     NAME AND POSITION WITH THE               PRINCIPAL OCCUPATION/POSITION
         INVESTMENT ADVISER
-------------------------------------   ----------------------------------------
Brian C. Scott, Director, President     Director, President & Chief Executive
and Chief Executive Officer             Officer, Transamerica IDEX Mutual Funds
                                        (TA IDEX), AEGON/Transamerica Series
                                        Fund, Inc. (ATSF), Transamerica Income
                                        Shares, Inc. (TIS), AEGON/ Transamerica
                                        Investor Services, Inc. (ATIS) &
                                        AEGON/Transamerica Fund Services, Inc.
                                        (ATFS); President and Director,
                                        Transamerica Index Funds, Inc (TIF);
                                        Chief Executive Officer, Transamerica
                                        Investors, Inc. (TII);Manager,
                                        Transamerica Investment Management, LLC
                                        (TIM); Chief Executive Officer,
                                        Transamerica Investors, Inc.; Director,
                                        President & Chief Executive Officer,
                                        Endeavor Management Co. (2001-2002)
------------------------------------ -------------------------------------------
Larry N. Norman, Director and           President and Chairman, Transamerica
Chairman                                Life Insurance Company; Trustee of TA
                                        IDEX (2002 - 2004); Director of ATSF
                                        (2002 - 2004); Director, TIS (2002 -
                                        present); Director, TIF (2002 -
                                        present); Manager, TIM (March 2001 -
                                        present)
------------------------------------- ------------------------------------------
John K. Carter, Director, Sr. Vice      General Counsel, Sr. Vice President &
President and Secretary                 Secretary, TA IDEX, ATSF & TIS; Vice
                                        President & Secretary, TIF; Vice
                                        President & Senior Counsel, Western
                                        Reserve Life Assurance Co. of Ohio
                                        (WRL); Director, General Counsel, Sr.
                                        Vice President & Secretary, ATIS & ATFS;
                                        Vice President, AFSG; Vice President,
                                        Secretary & Anti-Money Laundering
                                        Officer, TII; Vice President & Counsel
                                        (March 1997-May, 1999),
                                        Salomon Smith Barney
------------------------------------- ------------------------------------------
Kim D. Day, Sr. Vice President and      Vice President, Treasurer & Principal
Treasurer                               Financial Officer, TA IDEX, ATSF & TIS;
                                        Vice President & Treasurer ATFS, ATFA,
                                        ATIS and TII; Asst. Vice President, WRL
------------------------------------- ------------------------------------------


Mr. Scott also serves as a Director of the Fund.


                                       B-1

        DIRECTORS AND PRINCIPAL OFFICER OF TEMPLETON AND GREAT COMPANIES


               NAME                   POSITIONS/OFFICES HELD WITH TEMPLETON
---------------------------------   ------------------------------------------------------
Donald F. Reed                      Chief Executive Officer
---------------------------------   ------------------------------------------------------
Gary P. Motyl                       President
---------------------------------   ------------------------------------------------------
Martin L. Flanagan                  Executive Vice President and Chief Operating Officer
---------------------------------   ------------------------------------------------------
Gregory E. McGowan                  Executive Vice President and Secretary
---------------------------------   ------------------------------------------------------
Michael J. Corcoran                 Vice President and Controller
---------------------------------   ------------------------------------------------------


The principal business address for the above individuals is: 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

               NAME                 POSITIONS/OFFICES HELD WITH GREAT COMPANIES
---------------------------------   --------------------------------------------
John R. Kenney                      Chairman, Co-CEO, Member and Manager
---------------------------------   --------------------------------------------
James H. Huguet                     Co-CEO, Member, Manager and CIO
---------------------------------   --------------------------------------------
Jerome C Vahl                       Manager
---------------------------------   --------------------------------------------
John C. Riazzi                      Manager
---------------------------------   --------------------------------------------
Raymond V. Ferrara                  Manager
_________________________________   ____________________________________________


The principal business address for the above individuals is 635 Court Street, Suite 100, Clearwater, FL 33756

No officer or Director of ATSF is an officer, employee, director or shareholder of Templeton or Great Companies. No officer or Director of ATSF owns securities or has any other material direct or indirect interest in Templeton or Great Companies.

                                    EXHIBIT D

The following table sets forth certain information regarding registered investment companies with similar investment objectives to these contemplated for the fund that are advised or sub-advised by Great Companies.

    NAME OF FUND WITH SIMILAR INVESTMENT              NET ASSETS AS OF               ANNUAL MANAGEMENT FEE RATE
                 OBJECTIVE                           DECEMBER 31, 2003
____________________________________________ _________________________________ _______________________________________
Imaxx Global Companies Fund (Canada)         $1,315,495                        0.50% of the first $50 million

The following table sets forth certain information regarding registered investment companies with similar investment objectives to those contemplated for the Fund that are advised or sub-advised by Templeton.

    NAME OF FUND WITH SIMILAR INVESTMENT              NET ASSETS AS OF               ANNUAL MANAGEMENT FEE RATE
                 OBJECTIVE                           DECEMBER 31, 2003
-------------------------------------------- --------------------------------- --------------------------------------
Templeton Institutional Funds, Inc. --
Foreign Equity Series                         $4,633.7                          0.62%
--------------------------------------------- --------------------------------- --------------------------------------
Franklin Templeton Variable Insurance
Products Trust -- Templeton Foreign
Securities Fund                               $1,125.6                          0.59%
--------------------------------------------- --------------------------------- --------------------------------------
Maxim Series Fund, Inc. -- Maxim Templeton
International Equity Portfolio                $  245.2                          0.50%
--------------------------------------------- --------------------------------- --------------------------------------
Manufacturers Investment Trust --
International Value Trust                     $  407.3                          0.47%
--------------------------------------------- --------------------------------- --------------------------------------
American AAdvantage International Equity
Fund                                          $  461.9                          0.28%
--------------------------------------------- --------------------------------- --------------------------------------
Northwestern Mutual Series Fund, Inc. --
International Equity Portfolio                $  795.8                          0.37%
--------------------------------------------- --------------------------------- --------------------------------------
Mason Street Funds, Inc. -- International
Equity Fund                                   $  169.3                          0.78%
--------------------------------------------- --------------------------------- --------------------------------------
SunAmerica Series Trust -- International
Value Portfolio                               $   85.5                          0.63%
--------------------------------------------- --------------------------------- --------------------------------------
Security Equity Fund -- International Series  $    8.2                          0.63%
--------------------------------------------- --------------------------------- --------------------------------------
IDEX Transamerica Mutual Funds -- TA IDEX
Templeton Great Companies Global              $   21.8                          0.63%
--------------------------------------------- --------------------------------- --------------------------------------

                     [PRELIMINARY PROXY - FOR SEC USE ONLY]
                        TEMPLETON GREAT COMPANIES GLOBAL
 VOTING INSTRUCTION FORM FOR A SPECIAL MEETING OF SHAREHOLDERS ON APRIL 27, 2004
       YOUR INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby instructs {Name of Insurance Company}, with full power of substitution, to vote as designated below, all shares of the above-referenced Fund that the undersigned is entitled to provide instructions for at the Special Meeting of Shareholders of the Fund to be held at the office of AEGON/Transamerica Series Fund, Inc. ("ATSF") at 570 Carillon Parkway, St. Petersburg, Florida 33716 on April 27, 2004 at 12:00 p.m. local time and at any adjournment thereof.

These proposals will be voted as instructed. If no specification is made, then the instruction form will be voted "FOR" the proposal.

Please vote, date and sign this instruction form and return it promptly in the enclosed envelope.

Please indicate your vote by an "x" in the appropriate box below.

VOTING INSTRUCTIONS

ATSF encourages all Policyowners to provide their instructions. We now provide the following convenient methods to do so:

1. VOTING INSTRUCTION FORM: Complete, sign, date and return the voting instruction form attached below in the enclosed postage-paid envelope; or instead vote by:

2.        TELEPHONE;

3.        INTERNET; or

4.        FACSIMILE

by following the enclosed instructions. If you choose to vote by telephone, via the Internet or by facsimile, DO NOT return your voting instruction form unless you later decide to change your instructions. Please indicate your instructions by an "x" in the appropriate box below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

1. To approve new investment sub-advisory agreements between AEGON/Transamerica Fund Advisers, Inc., and Templeton Investment Counsel, LLC and Great Companies, L.L.C. on behalf of the Fund.



          FOR [ ]                AGAINST  [ ]      ABSTAIN  [ ]

-----------------------------                      ---------------------------
SIGNATURE                                          DATE

-----------------------------                      ---------------------------
SIGNATURE (IF HELD JOINTLY)                        DATE

This form must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.